UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2020

COLLECTIVE GROWTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39276	84-3954038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1805 West Avenue

Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 358-9085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	CGROU	The Nasdaq Stock Market LLC
Class A Common stock, par value $0.0001 per share	CGRO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	CGROW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On May 5, 2020, Collective Growth Corporation (the “Company”) consummated the initial public offering (“IPO”) of 15,000,000 of its units (“Units”). Each Unit consists of one share of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”), and one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of an aggregate of 262,500 units (“Private Units”) at a price of $10.00 per Private Unit and an aggregate of 1,875,000 warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, for an aggregate purchase price of $4,500,000. Such securities were sold to certain of the Company’s initial stockholders and Cantor Fitzgerald & Co., the underwriter of the IPO. The Private Units and Private Warrants are identical to the Units and Warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The purchasers of the Private Units and Private Warrants have agreed not to transfer, assign, or sell any of such securities (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

An audited balance sheet as of May 5, 2020 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet.
99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2020

COLLECTIVE GROWTH CORP.

By:	/s/ Bruce Linton
	Name: Title:	Bruce Linton Chairman & Chief Executive Officer

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